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                                                                  EXHIBIT 10(xv)

                                 FIRST AMENDMENT

          FIRST AMENDMENT, dated as of August 22, 2000, (this "Amendment"), to the Credit Agreement, dated as of October 6, 1998 and as amended and restated as of February 10, 2000 (as so amended and restated, the "Credit Agreement"), among SPX CORPORATION, a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities parties thereto (the "Lenders"), BANK ONE, NA, as documentation agent, and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                   WITNESSETH

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

          WHEREAS, Inrange Technologies Corporation, a Delaware corporation ("Inrange"), is an indirect wholly owned subsidiary of the Borrower and is a Wholly Owned Subsidiary Guarantor (as defined in the Credit Agreement) under the Credit Agreement;

          WHEREAS, as a Wholly Owned Subsidiary Guarantor, Inrange has secured the Obligations (as defined in the Credit Agreement) of the Borrower under the Credit Agreement by executing and delivering (a) the Guarantee and Collateral Agreement, dated as of October 6, 1998 and as amended as of February 10, 2000 (as so amended, the "Guarantee and Collateral Agreement"), and (b) the Collateral Agreement, dated as of October 6, 1998 and as amended as of February 10, 2000 (as so amended, the "Shared Collateral Agreement");

          WHEREAS, Inrange has filed a registration statement on Form S-1, and amendments thereto, with the Securities and Exchange Commission in connection with the initial public offering (the "IPO") of its Class B Common Stock, par value $.01 per share (the "Inrange Class B Common Stock" and, together with the Inrange Class A Common Sock, par value $.01 per share issued to the Borrower, the "Inrange Common Stock");

          WHEREAS, pursuant to Section 6.7(c) of the Credit Agreement, Inrange is permitted to issue the Inrange Class B Common Stock and effect the IPO and the transactions contemplated thereby;

          WHEREAS, upon consummation of the IPO, Inrange shall cease to be a Wholly Owned Subsidiary (as defined in the Credit Agreement) of the Borrower and Wholly Owned Subsidiary Guarantor under the Credit Agreement and, pursuant to
Section 8.15(b) of the Guarantee and Collateral Agreement, Inrange shall be released from its obligations under the Guarantee and Collateral Agreement and, pursuant to Section 7.14(b) of the Shared Collateral Agreement, Inrange shall also be released from its obligations under the Shared Collateral Agreement;

          WHEREAS, upon consummation of the IPO, Inrange's Wholly Owned Subsidiaries shall also cease to be Wholly Owned Subsidiaries of the Borrower and Wholly




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Owned Subsidiary Guarantors under the Credit Agreement, and pursuant to Section
8.15(b) of the Guarantee and Collateral Agreement, such Subsidiaries (as defined in the Credit Agreement) of Inrange shall be released from their respective obligations under the Guarantee and Collateral Agreement and, pursuant to
Section 7.14(b) of the Shared Collateral Agreement, such Subsidiaries of Inrange shall also be released from their respective obligations under the Shared Collateral Agreement; and

          WHEREAS, the Borrower has requested that the parties hereto enter into this Amendment in order to permit Inrange and its Subsidiaries to enter into certain transactions.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          SECTION 2. Amendments to Section 1.1 of the Credit Agreement. Section
1.1 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

                     "Inrange": Inrange Technologies Corporation, a Delaware
               corporation.

                     "Inrange Class A Common Stock": Class A Common Stock, par
               value $.01 per share, of Inrange.

                     "Inrange Class B Common Stock": Class B Common Stock, par
               value $.01 per share, of Inrange.

                     "Inrange Common Stock": the collective reference to Inrange
               Class B Common Stock and Inrange Class A Common Stock.

                     "Permitted Subsidiary Acquisition": any acquisition by
               Inrange or any of its Subsidiaries of all or any portion of the Capital Stock, or all or any portion of the assets, of any Person.

          SECTION 3. Amendments to Section 6.5 of the Credit Agreement. Section
6.5 of the Credit Agreement is hereby amended by:

          (i) deleting the word "and" from the end of paragraph (h);

          (ii) deleting the "." and inserting in lieu thereof "; and" at the end of paragraph (i); and

          (iii) adding the following paragraph (j) to Section 6.5 in its entirety as follows:

                     (j) Permitted Subsidiary Acquisitions; provided that if any portion of the Consideration for such acquisition is payable other than in Inrange




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               Common Stock, such payment is permitted by any other paragraph of this Section.

          SECTION 4. Amendments to Section 6.7 of the Credit Agreement. Section
6.7 of the Credit Agreement is hereby amended by:

                     (i)   deleting the word "and" from the end of paragraph
                           (b);

                     (ii) deleting the "." and inserting in lieu thereof ";" at the end of paragraph (c); and

                     (iii) adding the following paragraphs (d), (e), (f), (g)
                           and (h) to Section 6.7 in their respective entireties as follows:

                                 (d) issuances by Inrange of shares of Inrange
                           Class B Common Stock in a Permitted Subsidiary Acquisition;

                                 (e) issuances by Inrange, upon completion of
                           the initial public offering of its Class B Common Stock (the "IPO"), to management and employees of the Borrower, Inrange or any of their Subsidiaries, of options to acquire up to 7,105,700 shares of Inrange Class B Common Stock, and issuances of Inrange Class B Common Stock pursuant to the exercise by such Persons, at an exercise price equal to the IPO price per share, of such options;

                                    (f) issuances by Inrange to directors,
                           management and employees of, and consultants and other providers of services to, the Borrower, Inrange or any of their Subsidiaries, in each case in exchange for non-cash consideration provided by such Persons in the form of goods or services, of (i) Inrange Common Stock, provided that the aggregate fair market value of such Inrange Common Stock (determined as of the date such Inrange Common Stock is issued) does not exceed $10,000,000 in any fiscal year of the Borrower, and (ii) options and warrants to acquire Inrange Common Stock and issuances of Inrange Common Stock pursuant to the exercise of such options and warrants, at an exercise price of not less than 85% of the fair market value of such Inrange Common Stock (determined as of the date of the grant of such options or warrants), provided that the aggregate number of shares of Inrange Common Stock covered by options and warrants granted in any fiscal year of the Borrower shall not exceed 1,500,000 (as adjusted for stock splits, stock dividends, reverse stock splits and similar events);

                                 (g) issuances by Inrange, prior to August 15,
                           2000, to directors and management of the Borrower, of options to acquire up to 1,331,000 shares of Inrange Class B Common Stock, and issuances of Inrange Class B Common Stock pursuant to the exercise by such Persons, at an exercise price of $13.00 per share, of such options; and



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                                 (h) Dispositions by the Borrower of shares of
                           Inrange Common Stock held by the Borrower in exchange for shares of the Borrower's Capital Stock in a redemption or repurchase transaction that is otherwise expressly permitted by this Agreement.

          SECTION 5. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Administrative Agent shall have received (a) an executed counterpart of this Amendment from the Borrower and (b) executed Lender Consent Letters (or facsimile transmissions thereof) from the Required Lenders consenting to the execution of this Amendment by the Administrative Agent.

          SECTION 6. Representations and Warranties. The representations and warranties made by the Loan Parties in the Loan Documents are true and correct on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date.

          SECTION 7. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          SECTION 8. Certificate as to Consolidated EBITDA. For purposes of
Section 8.15(b) of the Guarantee and Collateral Agreement and Section 7.14(b) of the Shared Collateral Agreement, the Borrower agrees, as promptly as reasonably practicable following the consummation of the IPO, to furnish to the Administrative Agent a certificate of a Financial Officer of the Borrower setting forth reasonably detailed calculations as to the aggregate Consolidated EBITDA for the most recently completed period of four consecutive fiscal quarters for which financial statements have been delivered pursuant to Section
5.1 of the Credit Agreement (determined at the time of the IPO) that is attributable to Inrange and its Subsidiaries.

          SECTION 9. Reference to and Effect on the Loan Documents. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents. Except as expressly amended herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

          SECTION 10. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as



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delivery of a manually executed counterpart hereof. A set of the copies of this
Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

          SECTION 11. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.









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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                            SPX CORPORATION


                                            By: /s/ Patrick J. O'Leary
                                                --------------------------------
                                                Name: Patrick J. O'Leary
                                                Title: Chief Financial Officer


                                            THE CHASE MANHATTAN BANK, as
                                               Administrative Agent


                                            By: /s/ Julie S. Long
                                                --------------------------------
                                                Name: Julie S. Long
                                                Title: Vice President



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                              LENDER CONSENT LETTER

                        SPX CORPORATION CREDIT AGREEMENT
                          DATED AS OF OCTOBER 6, 1998,
                 AS AMENDED AND RESTATED AS OF FEBRUARY 10, 2000


To:   The Chase Manhattan Bank, as Administrative Agent
      270 Park Avenue
      New York, New York 10017


Ladies and Gentlemen:

          Reference is made to the Credit Agreement, dated as of October 6, 1998 and as amended and restated as of February 10, 2000 (as so amended and restated, the "Credit Agreement"), among SPX Corporation (the "Borrower"), the Lenders parties thereto, Bank One, NA, as Documentation Agent, and The Chase Manhattan Bank, as Administrative Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are so used as so defined.

          The Borrower has requested certain amendments and modifications to the Credit Agreement on the terms described in the First Amendment with respect to the Credit Agreement in the form attached hereto as Exhibit A (the "First Amendment").

          Pursuant to Section 9.2(b) of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the First Amendment.



                                          Very truly yours,


                                          --------------------------------------
                                          (NAME OF LENDER)


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:



Dated as of August 22, 2000